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                      DIMENSIONAL INVESTMENT GROUP INC.
                 RWB/DFA U.S. High Book to Market Portfolio
              RWB/DFA Two-Year Corporate Fixed Income Portfolio
                     RWB/DFA Two-Year Government Portfolio

                      SUPPLEMENT DATED OCTOBER 13, 1997
                    TO THE PROSPECTUS DATED MARCH 28, 1997

     The Board of Directors of Dimensional Investment Group Inc. (the
"Fund") have approved separate investment advisory agreements ("Advisory Agreements") with Dimensional Fund Advisors Inc. ("Advisor") for the management of the assets of RWB/DFA Two-Year Corporate Fixed Income Portfolio ("Corporate Portfolio") and RWB/DFA Two Year Government Portfolio
("Government Portfolio"), subject to the approval of the shareholders of the respective Portfolios. If shareholders of the Portfolios vote to approve the Advisory Agreements, the Corporate Portfolio will redeem its entire investment in the DFA Two-Year Corporate Fixed Income Series of The DFA Investment Trust Company (the "Trust") and the Government Portfolio will redeem its entire investment in the DFA Two-Year Government Series of the Trust. In order to satisfy this redemption request, it is contemplated that each Series would then distribute its assets (consisting of portfolio securities and cash) to its corresponding Portfolio. Following such redemption, each Portfolio will then seek to achieve its investment objective by investing directly in a portfolio of securities in accordance with its investment policies and restrictions. The terms of the Advisory Agreements are substantially the same as the terms of the existing investment management agreements between the Advisor and each Series, and provide for the same rate of management fee. If approved by the shareholders of the Portfolios, it is expected that the Advisory Agreements will become effective on or about November 30, 1997.